                                                                       Exhibit 8
                                    STENA AB

                           Subsidiary List 2003-12-31                   Page 1/5

                                                  Jurisdiction of
                                                   Incorparation
                                                  or Organization
                                                  ---------------

STENA REDERI AB                                       Sweden
ORONDO LTD                                            Ireland
STENA BULK AB                                         Sweden
STENA TANKER MANAGEMENT (BERMUDA) LTD                 Bermuda
CLEAN SEA HB                                          Sweden
CLEAN COAST HB                                        Sweden
STENA SHIPPING AB                                     Sweden
AB STENA FINANS                                       Sweden
STENA RORO AB                                         Sweden
STENA ADACTUM AB                                      Sweden
NMM SWEDEN AB                                         Sweden            *
STENA DON AB                                          Sweden
STENA DON A/S                                         Norway
STENA DON LLC                                       Isle of Man
STENA FASTIGHETER AB                                  Sweden
STENA FASTIGHETSFORVALTNING AB                        Sweden            *
STENA FASTIGHETER NACKA AB                            Sweden
STENA FASTIGHETER STOCKHOLM AB                        Sweden
STENA FASTIGHETER HANINGE KB                          Sweden
STENA FASTIGHETER MALMO AB                            Sweden
FASTIGHETS AB MALMOHUS                                Sweden
STENA BOSTADS AB                                      Sweden
MALMO PARKERINGSHUS AB                                Sweden
KB DAVID 19, 20 & 29                                  Sweden
KB HILLEROD 12                                        Sweden
KB HERMODSDAL FASTIGHETER                             Sweden
KB INGELSTAD 8                                        Sweden
KB NYBORG 22                                          Sweden
KB SOLBACKEN 13                                       Sweden
KB DROTTNINGGATAN 78                                  Sweden
KB BRONSYXAN 16                                       Sweden
KB SADELKNAPPEN 1                                     Sweden
KB LINDANGEN FASTIGHETER                              Sweden
FASTIGHETS AB RONNEBO                                 Sweden
FASTIGHETS AB NIMBO                                   Sweden
STENA FASTIGHETER GOTEBORG AB                         Sweden
KB UGGLUM 14                                          Sweden
KB LINKARVEN 6                                        Sweden
FLATAS BYGGNADS AB                                    Sweden
AB PEGUN                                              Sweden
KB NEDERGARDEN 21                                     Sweden
KB NEDERGARDEN 22, 23                                 Sweden
KB PILEGARDEN 2 & 3                                   Sweden
KB DATAVAGEN 2                                        Sweden
KB BACKA 110                                          Sweden
HB RORTANGEN 10                                       Sweden
KB GULLBERGSVASS 511                                  Sweden
STENA KOG-FASTIGHETER KB                              Sweden

*    NEW (OR RENAMED) IN 2003

                                    STENA AB

                           Subsidiary List 2003-12-31                   Page 2/5

                                                  Jurisdiction of
                                                   Incorparation
                                                  or Organization
                                                  ---------------

STENA PROPERTY BV                                 The Netherlands
HUMMER AMSTERDAM BV                               The Netherlands
UNDEN INVEST BV                                   The Netherlands
MUNDELHEIMERWEG BV                                The Netherlands
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO
EVAEM PROBE BV                                    The Netherlands
STENA PROPERTY SA                                   Luxembourg
STENA BURO SARL                                       France
STENA PHT SARL                                        France            *
AKROFY INVESTMENT BV                              The Netherlands
 MUNDELHEIMERWEG KG                                   Germany
VERHUISTAEK BV                                    The Netherlands
SCHIESSTRASSE KG                                      Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO

STENA INTERNATIONAL BV                            The Netherlands
STENA TRUST BV                                    The Netherlands
STENA FINANCE BV                                  The Netherlands
STENA REALTY BV                                   The Netherlands
CAIRN POINT BV                                    The Netherlands
STENA AIRPORT REAL ESTATE BV                      The Netherlands
STENA DON BV                                      The Netherlands
STENA MANAGEMENT B.V.                             The Netherlands
STENA TREASURY B.V.                               The Netherlands
NORTHERN MARINE MANAGEMENT BV                     The Netherlands

MARKTHALLE WINKELS HOLDING BV                     The Netherlands
MARKTHALLEN GMBH                                      Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH                    Germany
SCAN-PORT GMBH HAFENANLAGEN                           Germany
EURO-PORT A/S                                         Denmark

*    NEW (OR RENAMED) IN 2003

                                    STENA AB

                           Subsidiary List 2003-12-31                   Page 3/5

                                                  Jurisdiction of
                                                   Incorparation
                                                  or Organization
                                                  ---------------

STENA (UK) LTD                                     Great Britain
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD           Great Britain
NORTHERN OCEANICS LTD                              Great Britain
STENA FINANCE (UK) LTD                             Great Britain
NORTHERN MARINE MANAGEMENT LTD                     Great Britain
SWECAL LTD                                         Great Britain
TRITEC MARINE CONSULTANT LTD                       Great Britain
MERIDIEN SHIPPING SERVICES PTE LTD                   Singapore
VIKING MARINE MANAGEMENT PTE LTD                     Singapore
LOMOND SHIPPING SERVICES PTE LTD                     Singapore
STENA DRILLING PTE LTD                               Singapore
NORTHERN MARINE MANAGEMENT (INDIA) PRIVATE LTD         India
STENA FERRIES LTD                                  Great Britain
STENA ROPAX LTD                                    Great Britain
STENA NORTH SEA LTD LTD                            Great Britain
STENA EXPLORER LTD                                 Great Britain        *
STENA VOYAGER LTD                                  Great Britain        *
STENA DRILLING HOLDINGS LTD                        Great Britain
STENA DRILLING LTD                                 Great Britain
STENA HSD LTD                                      Great Britain
MAXIFLAIR LTD                                      Great Britain
HOULDER MARINE SERVICES (HONG KONG) LTD              Hong-Kong
STENLOYAL LTD                                      Great Britain
JOSAM MARINE INVESTMENT LTD                        Great Britain
STENA BULK LTD                                     Great Britain
STENTEX LLC                                        United States
STENTEX UK LTD                                     Great Britain

*    NEW (OR RENAMED) IN 2003

                                    STENA AB

                           Subsidiary List 2003-12-31                   Page 4/5

                                                  Jurisdiction of
                                                   Incorparation
                                                  or Organization
                                                  ---------------

STENA FINANZVERWALTUNGS AG                          Switzerland
STENA MARITIME AG                                   Switzerland
STENA HSS I AG                                      Switzerland
STENA HSS II AG                                     Switzerland
OCEANSPIRIT LTD                                       Bermuda           *
OCEANSONG LTD                                         Bermuda           *
OCEANSWIFT LTD                                        Bermuda           *
OCEANSYMPHONY LTD                                     Bermuda           *
AFRAMAX I LTD                                         Bermuda           *
AFRAMAX II LTD                                        Bermuda           *
AFRAMAX III LTD                                       Bermuda           *

PANVISION LTD                                         Bermuda           *
PANVICTORY LTD                                        Bermuda           *
STENA CHALLENGER LTD                              Cayman Islands
STENA DON LTD                                         Bermuda
STENA TAY LTD                                         Bermuda
GLOBAL NAVIGATION LTD                                 Bermuda
STAR NAVIGATION LTD                                   Bermuda
STENA FLORIDA LINE LTD                                Bermuda
WHEELHOUSE (BERMUDA) LTD                              Bermuda
FREEHAVEN LTD                                         Bermuda
SEAHAVEN LTD                                          Bermuda
STENA ADMIRAL LINE LTD                                Bermuda
STENA SUBSEA SERVICES LTD                             Bermuda
STENA NAUTICA LINE LTD                                Bermuda
STENA TENDER LINE LTD                                 Bermuda
STENA DRAGON LTD                                      Bermuda
STENA PIONEER LTD                                     Bermuda
STENA SERVICES (BERMUDA) LTD                          Bermuda
STENSTAR LTD                                          Bermuda
PANISLAND LTD                                         Bermuda
PANOCEAN LTD                                          Bermuda

STENA INVESTMENT LTD                                  Bermuda
STENA INSURANCE LTD                                   Bermuda
STENA MARITIME (FRANCE) SAS                           France
STENA LEASING (LABUAN) LTD                           Malaysia
STENA BULK AG                                       Switzerland         *
STENA HOLDING (BERMUDA) LTD                           Bermuda
SIMPLON LTD                                           Bermuda
ATLANTIC CAPITAL INTERNATIONAL LTD                    Bermuda

*    NEW (OR RENAMED) IN 2003

                                    STENA AB

                           Subsidiary List 2003-12-31                   Page 5/5

                                                  Jurisdiction of
                                                   Incorparation
                                                  or Organization
                                                  ---------------

STENA LINE HOLDING BV                             The Netherlands
ROXEN GMBH                                            Germany
STENA LINE SCANDINAVIA AB                             Sweden
STENA LINE IT SERVICES AB                             Sweden
STENA LINE SWEDEN AB                                  Sweden
STENA LINE TREASURY AB                                Sweden
SCANDLINES AB                                         Sweden
SCANDLINES SVERIGE AB                                 Sweden
SUNDSSERVICE AB                                       Sweden
STENA LINE DENMARK HOLDING A/S                        Denmark
STENA LINE DENMARK SERVICES ApS                       Denmark
STENA LINE NORGE A/S                                  Norway
STENA REEDEREI GMBH                                   Germany
STENA LINE FERRIES BV                             The Netherlands
STENA LINE BV                                     The Netherlands
STENA LINE STEVEDORING HOLLAND BV                 The Netherlands
BURO SCANDINAVIA BV                               The Netherlands
STENA LINE SHIPHOLDING BV                         The Netherlands
STENA LINE SHIPS BV                               The Netherlands
STENA LINE (UK) LTD                                Great Britain
STENA LINE (HOLDING) LTD                           Great Britain
STENA LINE IT SERVICES LTD                         Great Britain
STENA LINE LTD                                     Great Britain
STENA LINE PORTS LTD                               Great Britain
STENA LINE MANNING SERVICES LTD                    Great Britain
STENA LINE HOLIDAYS LTD                            Great Britain
STENA LINE DISTRIBUTION (HOLDINGS) LTD             Great Britain
STENA LINE DISTRIBUTION LTD                        Great Britain
STENA LINE NOMINEES LTD                            Great Britain
STENA LINE SCOTLAND LTD                            Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD             Great Britain
INVICTA MARINE MANNING LTD                         Great Britain
STENA LINE CAIRNRYAN LTD                           Great Britain        *
STENA LINE PTE LTD                                   Singapore
STENA LINE POLSKA SP                                  Poland
LION FERRY CARGO SP                                   Poland

*    NEW (OR RENAMED) IN 2003